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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 1997
                                                        -------------------


                          MICROLEAGUE MULTIMEDIA, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


   Pennsylvania                       1-11743              23-2563090
   ------------                       -------              ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


                  1001 Millersville Road
                  Lancaster, Pennsylvania,               19899
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (717) 872-6567
                                 --------------
              (Registrant's telephone number, including area code)



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Item 3.  Bankruptcy or Receivership.

         On December 23, 1997, the Registrant filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Chapter 11 voluntary petitions were also filed for the Registrant's wholly owned subsidiaries REP Holding Company, Inc., REP Acquisition Corp., Inc., Ablesoft, Inc. and Kidsoft L.L.C. The petitions were filed in the United States Bankruptcy Court for the Eastern District of Pennsylvania, Reading Division. In connection with the filings, Registrant has entered into a Debtor in Possession Financing Agreement with Penn Janney Opportunities Fund, L.P., and a Cash Collateral Agreement with Summit Bank.

Item 5.  Other Events.

         Mr. Michael E. Golden resigned as a director of Registrant effective December 15, 1997, and Mr. Donald Gleklen resigned as a director of Registrant effective December 12, 1997.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MICROLEAGUE MULTIMEDIA, INC.


                                     By: /s/ Neil B. Swartz
                                        ----------------------------
                                            Neil B. Swartz
                                            Chief Executive Officer

Dated: December 23, 1997